                                                                     Exhibit 4.1

COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR

BY

                                 AUTHORIZED SIGNATURE


  COMMON                     [LOGO OF WILSONS                COMMON STOCK
  STOCK                    THE LEATHER EXPERTS
                              APPEARS HERE]                    SEE REVERSE FOR
                      INCORPORATED UNDER THE LAWS OF         CERTAIN DEFINITION
                        THE STATE OF MINNESOTA

                                                         ----------------------
THIS CERTIFIES that                                          CUSIP 972463 10 3
                                                         ----------------------



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR
                          VALUE OF $.01 PER SHARE, OF
                       WILSONS THE LEATHER EXPERTS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and registrar.

       Witness the fascimile signatures of its duly authorized officers.

Dated:
               /s/ Philip S. Garon                   /s/ David L. Rogers
                    Secretary                            PRESIDENT AND
                                                         CHIEF OPERATING OFFICER
                               No Corporate Seal

                       WILSONS THE LEATHER EXPERTS INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                    --------------------------------------

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM        --as tenants in common  UNIF GIFT MIN ACT--..............Custodian..............
                                                                 (Cust)                (Minor)
                                                                 under Uniform Gifts to Minors
   TEN ENT        --as tenants by the entireties
   JT TEN         --as joint tenants with right of
                       survivorship and not as tenants     Act..........
                       in common                               (State)
                  Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

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                                            ____________________________________

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES

represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ ATTORNEY

to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises

Dated                              ____________________________________________


                                   ____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED